Exhibit 10.14

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of April 21, 2017 (the “Effective Date”) by and among:

(1)                       One Smart Education Group Limited, an exempted company incorporated and existing under the laws of the Cayman Islands (the “Company”);

(2)                       each of the companies listed on the table of Part A of Schedule I (each an “Ordinary Shareholder” and collectively, the “Ordinary Shareholders”);

(3)                       each of the companies listed on the table of Part B and Part C of Schedule I (each a “Series A Investor” and collectively, the “Series A Investors”).

Each of the parties to this Agreement is referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

(A)                     The Company desires to issue and sell to each Ordinary Shareholder and each Ordinary Shareholder desires, severally but not jointly, to purchase from the Company that certain number of Class A ordinary shares and Class B ordinary shares of the Company with a par value of US$0.000001 per share, with the rights as set forth in the First Amended Memorandum of Articles and Articles of Association of the Company (the “M&AA”) (the “Class A Ordinary Shares” or “Class B Ordinary Shares”, and collectively the “Ordinary Shares”) on the terms and subject to the conditions of this Agreement.

(B)                     The Company desires to issue and sell to each Series A Investor as listed on the table of Part B of Schedule I and such Series A Investor desires, severally but not jointly, to purchase from the Company that certain number of series A preferred shares of the Company with a par value of US$0.000001 per share, with the rights and privileges as set forth in the M&AA on the terms and subject to the conditions of this Agreement (“Series A Preferred Shares”).

(C)                     The Company desires to issue and sell to each Series A Investor as listed on the table of Part C of Schedule I and such Series A Investor desires to purchase from the Company that certain number of series A-1 preferred shares of the Company with a par value of US$0.000001 per share, with the rights and privileges as set forth in the M&AA on the terms and subject to the conditions of this Agreement (“Series A-1 Preferred Shares”, together with the Series A Preferred Shares, the “Preferred Shares”).

(D)                     The Company desires to reserve a total number of 288,599,939 shares of Class A Ordinary Shares for the issuance to the current or previous officers, directors, employees or consultants of the Group Companies pursuant to the existing incentive plan of the Company (the “ESOP”).

And therefore, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

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1.                                      SALE AND PURCHASE OF SHARES.

1.1                               Authorization. As of the Closing, the Company shall have authorized, pursuant to the terms and conditions of this Agreement, (i) the amendment to the share capital of the Company from US$50,000 divided into 50,000 Ordinary Shares to US$50,000 redesignated, reclassified and divided into (a) 46,546,879,171 Class A Ordinary Shares of par value US$0.000001 each, (b) 1,891,800,066 Class B Ordinary Shares of par value US$0.000001 each, (c) 1,525,563,563 Series A Preferred Shares of par value US$0.000001 each, and (d) 35,757,200 Series A-1 Preferred Shares of par value US$0.000001 each; (ii) the issuance of a total number of 94,897,359 Class A Ordinary Shares, (iii) the reclassification and/or issuance of a total number of 1,891,800,066 Class B Ordinary Shares, (iv) the issuance of a total number of 1,525,563,563 Series A Preferred Shares, (v) the issuance of a total number of 35,757,200 Series A-1 Preferred Shares, and (vi) the reservation of a total number of 288,599,939 shares of Class A Ordinary Shares pursuant to the ESOP.

1.2                               Sale and Issuance of Ordinary Shares. Subject to the terms and conditions of this Agreement, at the Closing, (i) the Company agrees to reclassify and divide 1 ordinary share held by Happy Edu Inc. to 1,000,000 Class B Ordinary Shares; (ii) the Company agrees to issue and sell to each Ordinary Shareholder, and each Ordinary Shareholder hereby agrees, severally but not jointly, to subscribe for and purchase from the Company, that class of Ordinary Shares set out opposite such Ordinary Shareholder’s name in the second column of the table of Part A of  Schedule I in that number set out opposite such Ordinary Shareholder’s name in the third column of the table of Part A of Schedule I (with respect to such Ordinary Shareholder, its “Ordinary Subscription Shares”), at an aggregate purchase price in respect of each Ordinary Shareholder set out opposite such Ordinary Shareholder’s name in the fourth column of the table of Part A of Schedule I or any other purchase price as agreed by such Ordinary Shareholder and the Company in writing (with respect to such Ordinary Shareholder, its “Ordinary Subscription Price”).

1.3                               Sale and Issuance of Preferred Shares. Subject to the terms and conditions of this Agreement, at the Closing, (i) the Company agrees to issue and sell to each Series A Investor, and each Series A Investor hereby agrees, severally but not jointly, to subscribe for and purchase from the Company, that number of Series A Preferred Shares set out opposite such Series A Investor’s name in the second column of the table of Part B of  Schedule I (with respect to such Series A Investor, its “Series A Subscription Shares”), at an aggregate purchase price in respect of each Series A Investor set out opposite such Series A Investor’s name in the third column of the table of Part B of Schedule I or any other purchase price as agreed by such Series A Investor and the Company in writing (with respect to such Series A Investor, its “Series A Subscription Price”), (ii) the Company agrees to issue and sell to each Series A Investor as listed on the table of Part C of Schedule I and each Series A Investor as listed on the table of Part C of Schedule Ihereby agrees to subscribe for and purchase from the Company, that number of Series A-1 Preferred Shares set out opposite such Series A Investor’s name in the second column of the table of Part C of  Schedule I ( “Series A-1  Subscription Shares”, together with the Series A Subscription Shares, the “Preferred Subscription Shares”) at an aggregate purchase price set out opposite such Series A Investor’s name in the third column of the table of Part C of Schedule I or any other purchase price as agreed by such Series A Investor and the Company in writing (the “Series A-1 Subscription Price”).

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1.4                            Closing.

(a)                                 The consummation of the sale and issuance of the Ordinary Subscription Shares pursuant to Section 1.2 and the consummation of the sale and issuance of the Preferred Subscription Shares pursuant to Section 1.3 (together with the consummation of the sale and issuance of the Ordinary Subscription Shares, the “Closing”, and the date of the Closing, the “Closing Date”) shall simultaneously take place remotely via the exchange of documents and signatures as soon as practicable on a date as determined by the Company.

(b)                                 The capitalization table of the Company immediately after the Closing is shown on the table of Schedule II attached hereto.

1.5                               Deliverables. At the Closing, the Company shall deliver or cause to be delivered the following items to each Ordinary Shareholder and each Series A Investor:

(i)                                     a copy of the updated register of members of the Company as of the Closing Date, reflecting the issuance to such Ordinary Shareholder or Series A Investor of the relevant number of Ordinary Subscription Shares, Series A Subscription Shares or Series A-1 Subscription Shares pursuant to Sections 1.2 or 1.3;

(ii)                                  a copy of one or more share certificates issued in the name of such Ordinary Shareholder or Series A Investor, representing the relevant number of the Ordinary Subscription Shares, Series A Subscription Shares or Series A-1 Subscription Shares subscribed for pursuant to Sections 1.2 or 1.3 (and within ten (10) business days following the Closing, the Company shall deliver to each Ordinary Shareholder (except for Smart Changing Inc.) or Series A Investor (except for Da Cong Limited and Guohe Limited) the original copy of such share certificates).

1.6                            Payment of Subscription Price.

(a)                                 At the Closing, each Ordinary Shareholder shall or shall cause its designated person to pay its Ordinary Subscription Price set forth opposite such Ordinary Shareholder’s name in the fourth column of the table of Part A of  Schedule I for its Ordinary Subscription Shares (A) by wire transfer of immediately available funds to an account designated in writing by the Company and delivered to such Ordinary Shareholder at least three (3) business days before the Closing, or (B) in a form as otherwise determined by the board of directors of the Company.

(b)                                 At the Closing, each Series A Investor as listed on the table of Part B of Schedule I shall or shall cause its designated person to pay its Series A Subscription Price set forth opposite such Series A Investor’s name in the third column of the table of Part B of Schedule I, and each Series A Investor as listed on the table of Part C of Schedule I shall or shall cause its designated person to pay its Series A-1 Subscription Price set forth opposite such Series A Investor’s name in the third column of the table of Part C of Schedule I (A) by wire transfer of immediately available funds to an account designated in writing by the Company and delivered to each Series A Investor at least three (3) business days before the Closing, or (B) in a form as otherwise determined by the board of directors of the Company.

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2.                                      REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each Ordinary Shareholder and each Series A Investor that:

2.1                               Organization, Good Standing and Qualification. The Company is duly incorporated and organized, validly existing and in good standing (to the extent such concept exists in the relevant jurisdiction of incorporation) and in compliance with all registration and approval requirements, in all material respects, under, and by virtue of, the laws of its jurisdiction of incorporation or organization and has all requisite power and authority to own and operate its properties and assets and to carry on its business as now conducted and as currently proposed to be conducted.

2.2                               Due Authorization. The Company has all requisite power and authority to execute and deliver this Agreement and to carry out and perform its obligations hereunder. All actions on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations hereunder, have been taken or will be taken prior to the Closing. This Agreement has been or will be on or prior to the Closing, duly executed and delivered by the Company and when executed and delivered by all parties thereto, constitutes valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3                     No Conflicts. The execution, delivery and performance of this Agreement by the Company do not, and the consummation by the Company of the transactions contemplated hereby will not, with or without notice or lapse of time or both, (i) result in any violation of, be in conflict with, or constitute a default under any provision of the M&AA, (ii) result in a breach of, or constitute a default under, or termination of, any contract to which the Company is a party or by which the Company or its property or assets is bound or result in the acceleration of any obligation of the Company (whether to make payment or otherwise) to any person, or (iii) result in any violation of, be in conflict with, or constitute a default under, in any material respect, any governmental order or any applicable laws.

2.4                               Valid Issuance and Transfer of Shares. The Ordinary Subscription Shares, and the Preferred Subscription Shares, when issued, delivered and paid for in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable, free from any liens (except for any lien under applicable laws and the M&AA). The issuance of any Ordinary Subscription Shares and Preferred Subscription Shares is not subject to any pre-emptive rights or rights of first refusal, or if any such pre-emptive rights or rights of first refusal exist, waiver of such rights has been obtained or will be obtained prior to the Closing from the holders thereof.

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2.5                               Consents and Approvals. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any governmental authority or any other person (including the board of directors (or other governing body) and shareholders (if required by applicable laws) of the Company required in connection with the execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby have been obtained or made or will be obtained or made prior to the Closing, other than those that would not reasonably be expected to have an adverse effect on the ability of the Company to perform its obligations under this Agreement in any material respect.

3. REPRESENTATIONS AND WARRANTIES OF THE ORDINARY SHAREHOLDERS AND THE SERIES A INVESTORS

Each Ordinary Shareholder and each Series A Investor hereby severally but not jointly represents and warrants to the Company that:

3.1                               Organization, Good Standing and Qualification. Such Party is duly incorporated and organized, validly existing and in good standing (to the extent such concept exists in the relevant jurisdiction of incorporation) and in compliance with all registration and approval requirements, in all material respects, under, and by virtue of, the laws of its jurisdiction of incorporation or organization and has all requisite power and authority to own and operate its properties and assets and to carry on its business as now conducted and as currently proposed to be conducted.

3.2                               Due Authorization. Such Party has all requisite power and authority to execute and deliver this Agreement and to carry out and perform its obligations hereunder. All actions on the part of such Party necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations hereunder, have been taken or will be taken prior to the Closing. This Agreement has been or will be on or prior to the Closing, duly executed and delivered by such Party and when executed and delivered by all parties thereto, constitutes valid and legally binding obligations of such Party, enforceable against such Party in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.3                               No Conflicts. The execution, delivery and performance of this Agreement by such Party do not, and the consummation by such Party of the transactions contemplated hereby and will not, with or without notice or lapse of time or both, (i) result in any violation of, be in conflict with, or constitute a default under any provision of any charter document of such Party, (ii) result in a breach of, or constitute a default under, or termination of, any contract to which such Party is a party or by which such Party (whether to make payment or otherwise) to any person, or (iii) result in any violation of, be in conflict with, or constitute a default under, in any material respect, any governmental order or any applicable laws.

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4.MISCELLANEOUS.

4.1                               Governing Law. This Agreement shall be governed by and construed under the Laws of Hong Kong, without regard to principles of conflicts of law thereunder.

4.2                               Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto whose rights or obligations hereunder are affected by such amendments.

4.3                               Entire Agreement. This Agreement and exhibits hereto and thereto, which are hereby expressly incorporated herein by this reference constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

4.4                               Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to any other Party at the address set forth in Exhibit A, at the time of delivery; (b) when sent by courier to any other Party at the address set forth in Exhibit A with next-business-day delivery guaranteed, three (3) business days after deposit with an overnight delivery service, postage prepaid, addressed to the relevant Party, provided that the sending Party receives a confirmation of delivery from the delivery service provider; (c) when sent by fax to any other Party at the number set forth in  Exhibit A attached hereto, on the business day immediately after the date of transmission, provided that the transmitting device generates a report of successful transmission; (d) when sent by electronic mail to any other Party at the address set forth in Exhibit A, on the business day immediately after the date of transmission, provided that receipt shall not occur if the sending Party an automated message that the electronic mail has not been delivered to the intended recipient; (e) when sent to any other Party by mail at the address set forth in Exhibit A, seven (7) business days after deposit in the mail as air mail or certified mail, receipt requested, postage prepaid and addressed to the relevant Party. A Party may change or supplement the mailing addresses, fax number, electronic mail address given in Exhibit A, or designate additional mailing addresses, fax number or electronic mail address for purposes of this Section 4.4 by giving, the other Parties written notice of the new mailing address, fax number or electronic mail address in the manner set forth above. Notwithstanding the foregoing, to the extent a “with a copy to” address is designated, notice must also be given to such address in the manner above for such notice, request, consent or other communication hereunder to be effective.

Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 4.4 by giving, the other party written notice of the new address in the manner set forth above.

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4.5                     Amendments and Waivers. Any term of this Agreement may be amended only with the written consent of all parties hereto, provided that any term of this Agreement with respect to the amount or payment condition of any Ordinary Subscription Price, Series A Subscription Price or Series A-1 Subscription Price by any Ordinary Shareholder or Series A Investor may be amended with the written consent of such Ordinary Shareholder or Series A Investor on one hand and the Company on the other. Any amendment effected in accordance with this Section 4.5 shall be binding upon all of the parties hereto, and their respective assigns. Notwithstanding the foregoing, the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Party against whom such waiver is sought.

4.6                               Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto, upon any breach or default of any other party hereto under this Agreement, shall impair any such right, power or remedy of such former party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach of default thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach of default under this Agreement or any waiver on the part of any party hereto of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to the parties hereto shall be cumulative and not alternative.

4.7                               Interpretation; Titles and Subtitles. This Agreement shall be construed according to its fair language. The rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in interpreting this Agreement. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Unless otherwise expressly provided herein, all references to Sections and Exhibits herein are to Sections and Exhibits of this Agreement.

4.8                               Counterparts; Facsimile. This Agreement may be executed by facsimile signature and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

4.9                               Severability. If any provision of this Agreement is found to be invalid or unenforceable, then such provision shall be construed, to the extent feasible, so as to render the provision enforceable and to provide for the consummation of the transactions contemplated hereby on substantially the same terms as originally set forth herein, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement, which shall remain in full force and effect unless the severed provision is essential to the rights or benefits intended by the parties. In such event, the parties shall use best efforts to negotiate, in good faith, a substitute, valid and enforceable provision or agreement which most nearly effects the parties’ intent in entering into this Agreement.

4.10              Further Assurances. Each party hereto shall from time to time and at all times hereafter make, do, execute, or cause or procure to be made, done and executed such further acts, deeds, conveyances, consents and assurances without further consideration, which may reasonably be required to effect the transactions contemplated by this Agreement.

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4.11              Dispute Resolution. Each of the Parties irrevocably (i) agrees that any dispute or controversy arising out of, relating to, or concerning any interpretation, construction, performance or breach of this Agreement, shall be settled by arbitration to be held in Hong Kong which shall be administered by the Hong Kong International Arbitration Centre (“HKIAC”) in accordance with the HKIAC Procedures for the Administration of International Arbitration in force at the time of the commencement of the arbitration (the “Arbitration Rules”), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such arbitration. There shall be three arbitrators, selected in accordance with the Arbitration Rules. The arbitration shall be conducted in Chinese and English. The decision of the arbitration tribunal shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitration tribunal’s decision in any court having jurisdiction. The parties to the arbitration shall each pay an equal share of the costs and expenses of such arbitration, and each party shall separately pay for its respective counsel fees and expenses; provided, however, that the prevailing party in any such arbitration shall be entitled to recover from the non-prevailing party its reasonable costs and attorney fees. The Parties acknowledge and agree that, in addition to contract damages, the arbitrators may award provisional and final equitable relief, including injunctions and specific performance.

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date first above written.

One Smart Education Group Limited

By:	/s/ Zhang Xi

Name: Zhang Xi

Title: Director

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date first above written.

Happy Edu Inc.

By:	/s/ Zhang Xi

Name: Zhang Xi

Title: Director

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date first above written.

Smart Changing Inc.

By:	/s/ Hu Guozhi

Name: Hu Guozhi

Title: Director

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date first above written.

Da Cong Limited

By:	/s/ Chen Gang

Name: Chen Gang

Title: Director

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date first above written.

Guohe Limited

By:	/s/ Chen Guohe

Name: Chen Guohe

Title: Director

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date first above written.

Juniperbridge Capital Limited

By:	/s/ Zheng Lina

Name: Zheng Lina

Title: Director

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date first above written.

Teakbridge Capital Limited

By:	/s/ Feng Juan

Name: Feng Juan

Title: Director

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date first above written.

Jiia Hong Limited

By:	/s/ Geng Xiaofei

Name: Geng Xiaofei

Title: Director

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date first above written.

Vicentsight Limited

By:	/s/ Wang Dongdong

Name: Wang Dongdong
Title: Director

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date first above written.

XINHUA GROUP INVESTMENT LIMITED

By:	/s/ Wu Junbao

Name: Wu Junbao

Title: Director

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date first above written.

Li Yeah Limited

By:	/s/ Li Ye

Name: Li Ye

Title: Director

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date first above written.

Brilight Limited

By:	/s/ Bian Jin

Name: Bian Jin

Title: Director

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date first above written.

CW One Smart Limited

By:	/s/ Aline Moulia

Name: Aline Moulia

Title: Authorized Signatory

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date first above written.

Supar Inc.

By:	/s/ Lingtao Yan

Name: Lingtao Yan

Title: Director

SCHEDULE I

Part A List of Ordinary Shareholders

Ordinary Shareholders	Class of Ordinary Subscription Shares	Number of Ordinary Subscription Shares	Ordinary Subscription Price
Happy Edu Inc.	Class B Ordinary Shares	1,890,800,066	US$	1,890.81
Smart Changing Inc.	Class A Ordinary Shares	94,897,359	US$	94.90
TOTAL		1,985,697,425	US$	1,985.71

SCHEDULE I

Part B List of Series A Investors

Series A Investor	Number of Series A Subscription Shares	Series A Subscription Price
Da Cong Limited	224,750,413	US$	224.76
Guohe Limited	116,506,032	US$	116.51
Teakbridge Capital Limited	34,193,735	US$	34.20
Juniperbridge Capital Limited	386,627,266	US$	386.63
Jiia Hong Limited	200,101,339	US$	200.11
Vicentsight Limited	64,310,946	US$	64.32
XINHUA GROUP INVESTMENT LIMITED	64,310,946	US$	64.32
Li Yeah Limited	14,289,291	US$	14.29
Brilight Limited	103,614,744	US$	103.62
CW One Smart Limited	316,858,851	US$	316.86
TOTAL	1,525,563,563	US$	1,525.62

SCHEDULE I

Part C Particular of Sale and Purchase of Series A-1 Subscription Shares

Series A Investor	Number of Series A-1 Subscription Shares	Series A-1 Subscription Price
CW One Smart Limited	34,496,500	US$	34.50
Supar Inc.	1,260,700	US$	1.27
TOTAL	35,757,200	US$	35.77

SCHEDULE II

CAPITALIZATION TABLE IMMEDIATELY AFTER THE CLOSING

Shareholders	Class of Shares	Number of Shares	Approx. Percentages (fully diluted and as converted basis)
Happy Edu Inc.	Class B Ordinary Shares	1,891,800,066	49.3091%
Smart Changing Inc.	Class A Ordinary Shares	94,897,359	2.4735%
ESOP	Class A Ordinary Shares	288,599,939	7.5223%
Subtotal	Ordinary Shares	2,275,297,364	59.3049%

Da Cong Limited	Series A Preferred Shares	224,750,413	5.8580%
Guohe Limited	Series A Preferred Shares	116,506,032	3.0367%
Teakbridge Capital Limited	Series A Preferred Shares	34,193,735	0.8912%
Juniperbridge Capital Limited	Series A Preferred Shares	386,627,266	10.0773%
Jiia Hong Limited	Series A Preferred Shares	200,101,339	5.2156%
Vicentsight Limited	Series A Preferred Shares	64,310,946	1.6762%
XINHUA GROUP INVESTMENT LIMITED	Series A Preferred Shares	64,310,946	1.6762%
Li Yeah Limited	Series A Preferred Shares	14,289,291	0.3724%
Brilight Limited	Series A Preferred Shares	103,614,744	2.7007%
CW One Smart Limited	Series A Preferred Shares	316,858,851	8.2588%
Subtotal	Series A Preferred Shares	1,525,563,563	39.7631%

CW One Smart Limited	Series A-1 Preferred Shares	34,496,500	0.8991%
Supar Inc.	Series A-1 Preferred Shares	1,260,700	0.0329%
Subtotal	Series A-1 Preferred Shares	35,757,200	0.9320%
Total		3,836,618,127	100.00%

EXHIBIT A

Notices

If to the Company:

Attention: Zhang Xi

Address:

If to the Ordinary Shareholders:

Happy Edu Inc.

Attention: Zhang Xi

Address:

Smart Changing Inc.

Attention: Hu Guozhi

Address:

If to the Series A Investors:

Da Cong Limited

Attention: Chen Gang

Address:

Guohe Limited

Attention: Chen Guohe

Address:

Teakbridge Capital Limited

Attention: Feng Juan

Address:

Juniperbridge Capital Limited

Attention: Zheng Lina

Address:

Jiia Hong Limited

Attention: Geng Xiaofei

Address:

Vicentsight Limited

Attention: Wang Dongdong

Address:

XINHUA GROUP INVESTMENT LIMITED

Attention: Wu Junbao

Address:

Li Yeah Limited

Attention: Li Ye

Address:

Brilight Limited

Attention: Bian Danyang

Address:

CW One Smart Limited

Attention: Sha Ye

Address:

Supar Inc.

Attention: Lingtao Yan

Address:

Execution Version

SUPPLEMENTAL AGREEMENT TO SHARE PURCHASE

AGREEMENT

This Supplemental Agreement to the Share Purchase Agreement (this “Agreement”) is made and entered into as of April 21, 2017 by and between:

(1)                   One Smart Education Group Limited, an exempted company incorporated and existing under the laws of the Cayman Islands (the “Company”);

(2)                   CW One Smart Limited, a company incorporated and existing under the laws of the British Virgin Islands (“Chengwei”).

RECITALS

(A)                 The Company, Chengwei and other Series A Investors and Ordinary Shareholders entered into a share purchase agreement dated April 21, 2017 (the “Share Purchase Agreement”), pursuant to which and subject to the conditions thereunder, Chengwei shall subscribe for 316,858,851 shares of Series A Preferred Shares and 34,496,500 shares of Series A-1 Preferred Shares.

(B)                 Pursuant to Section 4.5 of the Share Purchase Agreement, any term of the Share Purchase Agreement with respect to the amount or payment condition of any Series A Subscription Price by any Series A Investor may be amended only with the written consent of such Series A Investor on one hand and the Company on the other.

(C)                 The Company and Chengwei desire to amend the terms of the Share Purchase Agreement with respect to the amount and the payment condition of the Series A Subscription Price payable by Chengwei.

And therefore, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.              Certain Defined Terms. Capitalized terms used in this Agreement without being specifically defined in this Agreement shall have the meanings assigned to them in the Share Purchase Agreement.

2.              Amendments.

2.1                     A new Section 1.6 (c) shall be inserted into the Share Purchase Agreement as follows:

“Notwithstanding anything to the contrary in this Agreement, Chengwei shall or shall cause its designated person to pay by wire transfer of immediately available funds its Series A Subscription Price of (i) US$316.86 at the Closing, plus (ii) USD equivalent of RMB 100,600,587 on the date and to an account as determined pursuant to a restructuring agreement  entered into by Chengwei, the Company and other parties thereto on April 21, 2017 (“Restructuring Agreement”).”

2.2                     The “Series A Subscription Price” opposite Chengwei’s name in the third column of the table in Part B of Schedule I of the Share Purchase Agreement shall be deleted in its entirety and replaced by the subscription price opposite Chengwei’s name in the third column of the table in Exhibit A of this Agreement, and the total amount of the “Series A Subscription Price” for all Series A Investors shall be increased accordingly.

3.              EFFECT OF AMENDMENT

3.1                     Except as expressly amended hereby, all of the terms and provisions of the Share Purchase Agreement shall remain in full force and effect.

3.2                     On and after the date of this Agreement, each reference in the Share Purchase Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference to the Share Purchase Agreement by “thereunder”, “thereof” or words of like import in any document, shall mean and be a reference to the Share Purchase Agreement, as amended by this Agreement.

4.              GOVERNING LAW

4.1                     This Agreement shall be governed in all respects by the laws of Hong Kong, without giving effect to any principles of conflict of laws.

4.2                     The provisions of Section 4.11 (Dispute Resolution) of the Share Purchase Agreement shall apply to this Agreement mutatis mutandis as if set out in full herein.

5.              MISCELLANEOUS

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and e-mailed copies of signatures shall be deemed to be originals for purposes of the effectiveness of this Agreement.

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2

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date first above written.

One Smart Education Group Limited

By:	/s/ Zhang Xi

Name: Zhang Xi

Title: Director

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date first above written.

CW One Smart Limited

By:	/s/ Aline Moulia

Name: Aline Moulia

Title: Authorized Signatory

Exhibit A

Series A Investor	Number of Series A Subscription Shares	Series A Subscription Price
Chengwei	316,858,851	US$316.86 at Closing; and USD equivalent of RMB100,600,587 pursuant to the Restructuring Agreement